National Penn Bancshares, Inc.

4th Quarter and Full Year 2014

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Q4 2014 Highlights

- $125 million common stock repurchase plan approved
- TF Financial Corporation acquisition and systems conversion completed on an expedited basis; anticipated cost savings realized
- Organic loan growth at an annualized rate of 6%
- Maintained high-level operating performance and strength of balance sheet
- First quarter 2015 cash dividend of $0.11 per share declared

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TF Financial Corporation Acquisition
Enhancing Franchise Value



NPBC
THRD
Philadelphia

Closing Date: October 24, 2014

- ✓ Closed and converted in less than 5 months
- ✓ Total Assets: $792M*
- ✓ Total Loans: $595M*
- ✓ Total Deposits: $658M*
- ✓ Non-recurring acquisition costs of approximately $3 million recorded in Q4 2014
- ✓ 40% cost savings realized

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* Reflects mark to market valuation

Consistent Earnings and Strong ROAA Trend


Quarterly
$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.16
$0.19
$0.18
$0.18
1.19%
1.09%
1.23%
1.17%
1.14%
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Q4 2014*
Earnings Per Share
ROAA


Full Year
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.66
$0.67
$0.71
1.17%
1.18%
1.16%
2012
2013*
2014*
Earnings Per Share
ROAA

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* Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

Net Interest Income and Margin



($millions)
Quarterly
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.50%
3.00%
2.50%
$64.1
$62.3
$63.0
$64.2
$67.6
3.51%
3.44%
3.43%
3.43%
3.33%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Interest Income
Net Interest Margin (FTE)



($millions)
Full Year
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
$254.0
$252.1
$257.1
3.50%
3.51%
3.40%
2012
2013
2014
Net Interest Income
Net Interest Margin (FTE)

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Disciplined Loan Growth
Q4 2014 Annualized Loan Growth of 6%**



($millions)
Total Commercial Loans
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$3,654
$3,753
$4,032
$192
3,840
YOY Organic Loan Growth 5.1%**
Q4 2013
Q3 2014
Q4 2014
NPB Commercial Loans
Acquired Loans*



($millions)
Total Consumer Loans
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,684
$1,717
$2,114
$403
$1,027
$1,052
$1,064
YOY Organic Loan Growth 1.6%**
$657
$665
$647
Q4 2013
Q3 2014
Q4 2014
NPB Mortgages
NPB H.E. & Other Consumer
Acquired Loans*



($millions)
Total Loans
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,338
$5,470
$6,146
$595
$5,551
YOY Organic Loan Growth 4.0%**
Q4 2013
Q3 2014
Q4 2014
NPB Loans
Acquired Loans*

* Represents loans acquired in TF Financial Corporation transaction.
** Excludes loans acquired in TF Financial Corporation transaction.

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Sustained Strong Asset Quality



($millions)
Classified Loans
$250
$200
$150
$100
$50
$192
$174
$174
$170
$163
$10
$153
YOY 20% Decline in Classified Loans**
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Classified Loans
Acquired Classified Loans*



($millions)
Net Loan Charge-Offs & Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.4
$1.0
$4.4
$1.25
$3.4
$0.0
$1.9
$1.0
$1.8
$3.5
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
153%
99%
Q4 2014
Peer Mean***



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.96%
1.21%
Q4 2014
Peer Mean***

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* Represents loans acquired fin TF Financial Corporation transaction
** Excludes loans acquired in TF Financial Corporation transaction
*** Peer mean as of September 30, 2014. Refer to Appendix for listing of peers

Diversification and Contribution of Non-Interest Income* to Earnings Strength



Quarterly
($millions)
$25
$20
$15
$10
$5
$0
$22.7
$21.5
$24.4
$0.9
$22.9
$23.4
$8.6
$7.9
$8.4
$8.6
$8.7
$6.6
$6.9
$7.1
$6.9
$7.1
$3.0
$3.6
$3.2
$3.0
$3.0
$3.6
$2.4
$3.9
$3.4
$3.4
$0.9
$0.7
$0.9
$1.0
$1.2
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Full Year
($millions)
$100
$80
$60
$40
$20
$0
$95.6
$95.9
$92.2
$0.9
$34.4
$34.1
$33.5
$24.6
$27.3
$28.1
$12.9
$12.7
$12.8
$16.1
$15.3
$13.0
$7.6
$6.5
$3.9
2012
2013
2014
Gain on sale of NPLs
Banking - deposits
Wealth
Insurance
Banking - other
Banking - mortgages

* Refer to Appendix for reconciliation of Non-GAAP measure.

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Culture of Operating Expense* Management



($millions)
Quarterly Trend
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$51.8
$52.3
$52.1
$52.2
$51.8
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Other operating expense
Premises and equipment
Salaries, wages and employee benefits



($millions)
Full Year
$240.0
$210.0
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$210
$211
$208
57.12%
57.80%
57.06%
2012
2013
2014
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

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* Refer to Appendix for reconciliation of Non-GAAP measure.

Strength of Capital Ratios and “Excess” Capital Position Reflect Opportunity



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.72%
14.23%
10.41%
16.02%
13.57%
10.08%
15.16%
12.82%
9.30%
Q4 2013
Q3 2014
Q4 2014
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess"Capital
450
400
350
300
250
200
150
100
50
-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at September 30, 2014 in Excess of "Well Capitalized" + 250bp
Capital at December 31, 2014 in Excess of "Well Capitalized" + 250bp



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
12.82%
10.57%
Q4 2014
Peer Mean**

* Refer to Appendix for reconciliation of Non-GAAP measure.

** Peer mean as of September 30, 2014. Refer to Appendix for listing of peers.

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National Penn

Continues to Build Long-Term Shareholder Value

- ✓ Disciplined execution of capital management strategies enhances shareholder value
- ✓ Continued consistent, high-level earnings performance
- ✓ Increased loan growth
- ✓ Strong asset quality and capital metrics
- ✓ Ongoing focus on expense management
- ✓ Strong liquidity positions NPBC for additional strategic opportunities

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Appendix

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NPBC Peer Group*

Peer	Ticker	Assets as of 9/30/14 ($billions)
Bancorp South, Inc.	BXS	$13.1
F.N.B Corporation	FNB	15.8
First Midwest Bancorp, Inc	FMBI	9.1
First Niagara Financial Group, Inc.	FNFG	38.0
FirstMerit Corporation	FMER	24.6
Fulton Financial Corporation	FULT	17.2
MB Financial, Inc.	MBFI	14.5
Old National Bancorp	ONB	11.2
Susquehanna Bancshares, Inc.	SUSQ	18.6
Trustmark Corporation	TRMK	12.1
Valley National Bancorp	VLY	16.7
Wintrust Financial Corp	WTFC	19.2

*Note: Consistent peer group since 2009. Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

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Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2012	2013	2014
Net income	$ 0.15	$ 0.16	$ 0.19	$ 0.18	$ 0.17	$ 0.66	$ 0.37	$ 0.70
After-tax adjustments:								
Acquisition related expenses	-	-	-	-	0.01	-	-	0.01
Unrealized FV gain on subordinated debentures	-	-	-	-	-	-	(0.01)	-
Corporate reorganization expense	0.03	-	-	-	-	-	0.03	-
Loss on debt extinguishment	-	-	-	-	-	-	0.29	-
Adjusted net income*	$ 0.17	$ 0.16	$ 0.19	$ 0.18	$ 0.18	$ 0.66	$ 0.67	$ 0.71

($millions)

Adjusted Return on Average Assets	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2012	2013	2014
Net income	$ 21.2	$ 22.7	$ 26.2	$ 25.3	$ 24.5	$ 98.9	$ 53.4	$ 98.7
After-tax adjustments:								
Acquisition related expenses	-	-	-	-	2.1	-	-	2.1
Unrealized FV gain on subordinated debentures	-	-	-	-	-	(0.4)	(1.4)	-
Corporate reorganization expense	3.9	-	-	-	-	-	3.9	-
Loss on debt extinguishment	-	-	-	-	-	-	42.2	-
Adjusted net income	$ 25.1	$ 22.7	$ 26.2	$ 25.3	$ 26.5	$ 98.5	$ 98.1	$ 100.8
Average Assets	$ 8,385.1	$ 8,479.7	$ 8,512.8	$ 8,569.7	$ 9,269.1	$ 8,424.3	$ 8,330.4	$ 8,709.6
Adjusted ROAA	1.19%	1.09%	1.23%	1.17%	1.14%	1.17%	1.18%	1.16%

($000s)

Tangible Common Equity/Tangible Assets	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Total shareholders' equity	$1,131,866	$1,082,449	$1,101,408	$1,107,184	$1,188,639
Goodwill and intangibles	(265,133)	(264,435)	(263,755)	(263,082)	(311,001)
Tangible common equity	$ 866,733	$ 818,014	$ 837,653	$ 844,102	$ 877,638
Total assets	$8,591,848	$8,557,381	$8,618,373	$8,633,000	$9,750,865
Goodwill and intangibles	(265,133)	(264,435)	(263,755)	(263,082)	(311,001)
Tangible assets	$8,326,715	$8,292,946	$8,354,618	$8,369,918	$9,439,864
Tangible common equity/tangible assets	10.41%	9.86%	10.03%	10.08%	9.30%

* Difference in summation of Q4 2013 adjusted net income per share due to rounding.

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Reconciliation of Non-GAAP Measures

($000s)								
Operating Expense and Efficiency Ratio	**Q4 2013**	**Q1 2014**	**Q2 2014**	**Q3 2014**	**Q4 2014**	**2012**	**2013**	**2014**
Non-interest expense	$ 57,833	$ 52,337	$ 52,114	$ 52,158	$ 54,714	$210,310	$281,911	$211,323
Less:								
Acquisition related expenses	-	-	-	-	2,878	-	-	2,878
Loss on debt extinguishment	-	-	-	-	-	-	64,888	-
Corporate reorganization expense	6,000	-	-	-	-	-	6,000	-
Operating expenses	$ 51,833	$ 52,337	$ 52,114	$ 52,158	$ 51,836	$210,310	$211,023	$208,445
Net interest income (taxable equivalent)	$ 68,223	$ 66,351	$ 66,992	$ 68,166	$ 71,641	$272,622	$269,219	$273,150
Non-interest income	22,714	21,478	24,396	22,871	23,430	95,968	98,067	92,175
Less:								
Net gains on FV changes of subordinated debentures	-	-	-	-	-	683	2,111	-
Net gains (losses) on investment securities	-	8	-	-	13	(273)	54	21
Adjusted revenue	$ 90,937	$ 87,821	$ 91,388	$ 91,037	$ 95,058	$368,180	$365,121	$365,304
Efficiency Ratio	57.00%	59.60%	57.02%	57.29%	54.53%	57.12%	57.80%	57.06%

($000s)								
Non-Interest Income	**Q4 2013**	**Q1 2014**	**Q2 2014**	**Q3 2014**	**Q4 2014**	**2012**	**2013**	**2014**
Banking - deposits	$ 8,609	$ 7,910	$ 8,403	$ 8,546	$ 8,676	$ 34,377	$ 34,148	$ 33,535
Banking - mortgages	902	716	936	987	1,213	7,640	6,500	3,852
Banking - other	3,566	2,381	3,769	3,364	3,426	16,054	15,253	12,940
Gain on sale of loans	-	-	946	-	-	-	-	946
Wealth	6,609	6,866	7,133	6,945	7,123	24,629	27,309	28,067
Insurance	3,028	3,597	3,209	3,029	2,979	12,858	12,692	12,814
Subtotal - core non-interest income	22,714	21,470	24,396	22,871	23,417	95,558	95,902	92,154
Plus:								
Net gains on FV changes of subordinated debentures	-	-	-	-	-	683	2,111	-
Net gains (losses) on investments	-	8	-	-	13	(273)	54	21
Total non-interest income	$ 22,714	$ 21,478	$ 24,396	$ 22,871	$ 23,430	$ 95,968	$ 98,067	$ 92,175

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